                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                   F O R M 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      October 1, 1998
                                                 -------------------------------

                            TRIDENT ROWAN GROUP, INC.
            -------------------------------------------------------
               (Exact name of registrant as specified in charter)


          Maryland                   0-2642                52-0466460
         ----------                 --------              ------------
(State or Other Jurisdiction      (Commission)            (IRS Employer
       of Incorporation)          File Number)         Identification No.)


Two Worlds Fair Drive, Somerset, New Jersey                  08873
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code    (732) 868-9000
                                                    ----------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events

                  Effective October 1, 1998, Tamarix Investors, LDC, the controlling shareholder of TRG, loaned to TRG the principal amount of $2,000,000 to enable TRG to, among other things, repay its obligations to holders of outstanding TRG indebtedness due October 23, 1998 in the aggregate principal amount of $1,863,401. The loan by Tamarix accrues interest at the rate of 10% per annum and is due and payable at the earliest of (i) May 1, 1999, (ii) the closing of the Agreement and Plan of Merger and Reorganization dated August 18, 1998 among TRG, Moto Guzzi Corp., a Delaware corporation ("Moto Guzzi") and North Atlantic Acquisition Corp., a Delaware corporation (the "NAAC Merger"), or
(iii) the date on which Moto Guzzi determines that it, on a consolidated basis, has cash flow or has obtained alternative financing, sufficient in either case to repay such indebtedness.

                  The loan is unconditionally guaranteed by TRG's O.A.M. S.p.A. subsidiary and the guarantee is secured by the pledge by OAM of 500,000 shares of common stock, $1.00 par value per share, of Moto Guzzi.

                  TRG has agreed to pay to Tamarix an origination fee of $20,000. In connection with the loan from Tamarix, and the contemporaneous loan from Mr. Gianni Bulgari to O.A.M. of Lit. 3 billion on terms comparable to the Tamarix loan, TRG also amended and reissued to Centaurus Management LDC, Ixion LDC and Azzura, Inc., all affiliates of Tamarix, the warrants to acquire an aggregate of 1,250,000 shares of TRG common stock, initially issued by TRG on May 2, 1997. The amendments to the warrants extended the terms thereof to May 1, 2002 and reduced the exercise price thereof to $5.50 per share. Mr. Bulgari is a principal of Centaurus Management.


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


Item 7.    Exhibit      Description
           -------      -----------
           4.1          Loan Agreement between Tamarix Investors, LCD and
                        Registrant, dated as of October 1, 1998.

           4.2          Warrant Agreement relating to Warrant to purchase
                        250,000 shares of the Registrant's Common Stock issued to Centaurus Management, LDC.

           4.3          Warrant Agreement relating to Warrant to purchase
                        500,000 shares of the Registrant's Common Stock issued to Azzura, Inc.

           4.4          Warrant Agreement relating to Warrant to purchase
                        500,000 shares of the Registrant's Common Stock issued to Ixion, LDC.



                                    SIGNATURE
                                    ---------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: November 17, 1998



                                         TRIDENT ROWAN GROUP, INC.



                                      By: Mark S. Hauser
                                         --------------------------------------
                                          Mark S. Hauser
                                          President



                                      By: Howard E. Chase
                                         --------------------------------------
                                          Howard E. Chase
                                          Secretary/Treasurer


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